UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 22, 2005

(Date of earliest event reported)

THE COMPUTER NETWORK TECHNOLOGY CORPORATION 401(K) SALARY SAVINGS PLAN

(Exact name of registrant as specified in its charter)

Minnesota (State or other Jurisdiction of Incorporation)	0-13994 (Commission File Number)	41-1356476 (IRS Employer Identification No.)

6000 Nathan Lane North, Plymouth, Minnesota 55442

(Address of principal executive offices, including Zip Code)

Telephone Number  (763) 268-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 — Changes in Registrant’s Certifying Accountant.

On February 22, 2005, the Computer Network Technology Corporation 401(k) Salary Savings Plan (the “Plan”) received notification that its auditor, Grant Thornton LLP, has resigned. The audit reports of Grant Thornton LLP on the financial statements of the Plan for each of the fiscal years ended December 31, 2003 and December 31, 2002, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent interim period from January 1, 2004 through February 22, 2005, there were no disagreements between the Plan and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

During each of the fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent interim period from January 1, 2004 through February 22, 2005, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Prior to February 22, 2005, Grant Thornton LLP had not previously advised the Plan of its intention to resign its engagement as the Plan’s independent registered public accounting firm. The resignation was not sought or recommended by the Plan.

The Plan provided a copy of the foregoing disclosures to Grant Thornton LLP prior to the date of the filing of this Current Report on Form 8-K and requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated March 22, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 — Financial Statements and Exhibits.

                (c)           Exhibits

16.1                                                                           Letter from Grant Thornton LLP dated March 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMPUTER NETWORK TECHNOLOGY CORPORATION 401(K) SALARY SAVINGS PLAN BY COMPUTER NETWORK TECHNOLOGY CORPORATION, PLAN ADMINISTRATOR

	By:	/S/ GREGORY T. BARNUM
Gregory T. Barnum Chief Financial Officer Computer Network technology Corporation

Dated: March 23, 2005